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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2003

                             REX STORES CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                    0-13283                      31-1095548
(State or other jurisdiction   (Commission File No.)   (IRS Employer Identification No.)
     of incorporation)

     2875 Needmore Road, Dayton, Ohio                                    45414
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (937) 276-3931



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Item 7. Financial Statements and Exhibits

    (c) Exhibits. The following exhibits are furnished with this report:

        99.1 Press Release dated June 3, 2003

        99.2 Transcript of conference call held June 3, 2003


Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)

     On June 3, 2003, REX Stores Corporation issued a press release announcing financial results for the fiscal quarter ended April 30, 2003 and held a conference call with analysts and other interested parties. The press release and transcript of the related conference call are furnished as Exhibits 99.1 and 99.2, respectively, to this report.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this report and the attached exhibits is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REX STORES CORPORATION


Date: June 9, 2003                       By:  /s/ DOUGLAS L. BRUGGEMAN
                                              ----------------------------------
                                              Name:  Douglas L. Bruggeman
                                              Title: Vice President - Finance
                                                     and Chief Financial Officer